UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  July 12, 2005

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No)

22917 Pacific Coast Highway, Suite 350

Malibu, California 90265

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On July 12, 2005, LTC Properties, Inc. (the “Company”) entered into Purchase Agreements (the “Purchase Agreements”) dated July 12, 2005, with certain purchasers (the “Purchasers”) pursuant to which the Company issued and sold to the Purchasers 1,500,000 shares of the Company’s Common Stock at a purchase price of $22.08 per share (the “Shares”) before placement fees and estimated offering expenses. The offering of the Shares was made under the Company’s shelf registration statement on Form S-3 (Registration No. 333-113847) (the “Registration Statement”), including a related prospectus dated April 5, 2004, as supplemented by a Prospectus Supplement dated July 12, 2005, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.  The Shares were delivered against payment of the purchase price on July 15, 2005.

In connection with the offer and sale of the Shares, the Company entered into a Placement Agent Agreement (the “Placement Agent Agreement”), dated July 12, 2005, with Cohen & Steers Capital Advisors, LLC (“Cohen & Steers”) pursuant to which the Company engaged Cohen & Steers to act as exclusive placement agent for this transaction.  Cohen & Steers has no commitment to purchase any of the Company’s Common Stock and is acting only as an agent in obtaining indications of interest for the Common Stock from certain Purchasers who will purchase the Shares directly from the Company. Pursuant to the Placement Agent Agreement, the Company agreed to pay Cohen & Steers a placement agent fee equal to 1.0% of gross proceeds and to pay certain of its expenses.  In the Placement Agent Agreement, the Company agreed to indemnify Cohen & Steers and each of its partners, directors, officers, associates, affiliates, subsidiaries, employees, consultants, attorneys and agents, and each person, if any, controlling Cohen & Steers and any of its affiliates, against liabilities resulting from this offering and to contribute to payments Cohen & Steers may be required to make for these liabilities.

A copy of the form of Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. A copy of the Placement Agent Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01. — Other Events

A copy of the Company’s press release issued on July 12, 2005, announcing the offering described in Item 1.01 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The opinions of counsel regarding the validity of the Shares issued pursuant to the offering and certain federal income tax matters are filed as Exhibits 23.1 and 23.2 hereto.

Item 9.01. — Financial Statements and Exhibits

The following are filed as exhibits to this Current Report on Form 8-K:

5.1	Opinion of Ballard, Spahr, Andrews & Ingersoll, LLP regarding the legality of the Shares being registered

8.1	Tax Opinion of Reed Smith, LLP

10.1	Form of Purchase Agreement dated as of July 12, 2005 by and between the Company and the Purchasers of the Shares

10.2	Placement Agent Agreement dated July 12, 2005 between the Company and Cohen & Steers Capital Advisors, LLC

23.1	Consent of Ballard, Spahr, Andrews & Ingersoll, LLP (contained in Exhibit 5.1)

23.2	Consent of Reed Smith, LLP (contained in Exhibit 8.1)

99.1	Press Release dated July 12, 2005

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: July 15, 2005	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Vice Chairman, Chief Financial Officer and Treasurer